As filed with the Securities and Exchange Commission on June 24, 2003
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CALIPER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	33-0675808
(State or other jurisdiction of Incorporation or	(I.R.S. Employer Identification No.)
Organization)

605 FAIRCHILD DRIVE
MOUNTAIN VIEW, CA 94043-2234
(Address of principal executive offices, including zip code)

1999 EQUITY INCENTIVE PLAN
1999 EMPLOYEE STOCK PURCHASE PLAN
1999 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
(Full title of the plans)

James L. Knighton
President, Chief Operating Officer and Chief Financial Officer
Caliper Technologies Corp.
605 Fairchild Drive
Mountain View, CA 94043-2234
(650) 623-0700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Robert L. Jones, Esq.
Brett D. White, Esq.
COOLEY GODWARD LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306
(650) 843-5000

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be Registered	Offering	Aggregate	Amount of
to be Registered	(1)	Price per Share (2)	Offering Price (2)	Registration Fee

Common Stock (par		(see Notes to Calculation
value $0.001)	4,028,258	of Registration Fee)	$17,321,509.42	$1,401.31

(1)	3,564,902 shares to be registered pursuant to the 1999 Equity Incentive Plan, 384,983 shares to be registered pursuant to the 1999 Employee Stock Purchase Plan and 78,373 shares to be registered pursuant to the 1999 Non-Employee Directors’ Stock Option Plan. This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant’s outstanding Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price of the shares to be offered under the these plans are based upon the average of the high and low prices of the Registrant’s Common Stock on June 19, 2003 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Act) for shares reserved for future issuance under (i) the 1999 Equity Incentive Plan, (ii) the 1999 Employee Stock Purchase Plan and (iii) the 1999 Non-Employee Directors’ Stock Option Plan. The registration fee is calculated as follows:

		Offering Price Per	Aggregate Offering
Plan	Number of Shares	Share	Price

Shares reserved for future issuance under the 1999 Equity Incentive Plan	3,564,902	$4.30	$15,329,078.60
Shares reserved for future issuance under the 1999 Employee Stock Purchase Plan	384,983	$4.30	$1,655,426.90
Shares reserved for future issuance under the 1999 Non-Employee Directors’ Stock Option Plan	78,373	$4.30	$337,003.92
TOTAL	4,028,258		$17,321,509.42

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL
ITEM 8. EXHIBITS
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 23.1

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENTS ON FORMS S-8

     The contents of Registration Statement on Form S-8 (No. 333-95007) filed with the Securities and Exchange Commission on January 20, 2000 are incorporated by reference herein.

     The contents of Registration Statement on Form S-8 (No. 333-40466) filed with the Securities and Exchange Commission on June 29, 2000 are incorporated by reference herein.

     The contents of Registration Statement on Form S-8 (No. 333-69722) filed with the Securities and Exchange Commission on September 20, 2001 are incorporated by reference herein.

     The contents of Registration Statement on Form S-8 (No. 333-91276) filed with the Securities and Exchange Commission on June 26, 2002 are incorporated by reference herein.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Cooley Godward LLP, Palo Alto, California, will provide us with an opinion as to the validity of the common stock offered under this prospectus. As of the date of this prospectus, certain members of Cooley Godward LLP own an aggregate of approximately 3,779 shares of our common stock.

ITEM 8.  EXHIBITS

Exhibit
Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Amendment No. 1 to Bylaws of Caliper

4.4(4)	Specimen Stock Certificate.

4.5(5)	Rights Agreement, dated as of December 18, 2001, between Registrant and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Ernst & Young LLP, independent auditors.

23.2	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to Signature Page.

99.2(6)	1999 Equity Incentive Plan.

99.3(6)	1999 Employee Stock Purchase Plan.

99.4(6)	1999 Non-Employee Directors’ Stock Option Plan.

(1)	Previously filed as Exhibit 3.3 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.4 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(3)	Previously filed as Exhibit 3.4 to the latest annual report on Form 10-K filed March 28, 2003, and incorporated herein by reference.

(4)	Previously filed as Exhibit 4.2 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(5)	Previously filed as Exhibit 99.1 to Current Report on Form 8-K filed December 19, 2001, and incorporated herein by reference.

(6)	Previously filed as the like-numbered Exhibit to the Registration Statement on Form S-8 (No. 333-95007), and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, June 24, 2003.

Caliper Technologies Corp.

By:	/s/ James L. Knighton

James L. Knighton
President, Chief Operating Officer and Chief Financial
Officer

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael R. Knapp. and James L. Knighton, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael R. Knapp	Chief Executive Officer and	June 24, 2003
Director (Principal Executive Officer)
Michael R. Knapp, Ph.D.

/s/ James L. Knighton	President, Chief Operating Officer and Chief	June 24, 2003
Financial Officer
James L. Knighton	(Principal Financial Officer)

/s/ Anthony Hendrickson	Vice President of Finance, Corporate Controller	June 24, 2003
and Chief Accounting Officer
Anthony Hendrickson	(Principal Accounting Officer)

Director

Robert C. Bishop, Ph.D.

/s/ Anthony B. Evnin	Director	June 24, 2003

Anthony B. Evnin, Ph.D.

/s/ Daniel L. Kisner	Director	June 24, 2003

Daniel L. Kisner, M.D.

/s/ Regis P. McKenna	Director	June 24, 2003

Regis P. McKenna

/s/ David V. Milligan	Director	June 24, 2003

David V. Milligan, Ph.D.

/s/ Robert T. Nelson	Director	June 24, 2003

Robert T. Nelsen

EXHIBIT INDEX

Exhibit
Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Amendment No. 1 to Bylaws of Caliper

4.4(4)	Specimen Stock Certificate.

4.5(5)	Rights Agreement, dated as of December 18, 2001, between Registrant and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Ernst & Young LLP, independent auditors.

23.2	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to Signature Page.

99.2(6)	1999 Equity Incentive Plan.

99.3(6)	1999 Employee Stock Purchase Plan.

99.4(6)	1999 Non-Employee Directors’ Stock Option Plan.

(1)	Previously filed as Exhibit 3.3 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.4 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(3)	Previously filed as Exhibit 3.4 to the latest annual report on Form 10-K filed March 28, 2003, and incorporated herein by reference.

(4)	Previously filed as Exhibit 4.2 to the Registration Statement on Form S-1 (No. 333-88827), as amended, and incorporated herein by reference.

(5)	Previously filed as Exhibit 99.1 to Current Report on Form 8-K filed December 19, 2001, and incorporated herein by reference.

(6)	Previously filed as the like-numbered Exhibit to the Registration Statement on Form S-8 (No. 333-95007), and incorporated herein by reference.